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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2004

FOSTER WHEELER LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	001-31305 (Commission File Number)	22-3802649 (IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey (Address of Principal Executive Offices)	08809-4000 (Zip Code)

(908) 730-4000
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(a)	Resignation of a Director
On October 1, 2004, Foster Wheeler Ltd. issued a press release announcing that John Clancey, Martha Clark Goss, and John Stuart have resigned from the Board of Directors.
(d)	Election of a Director

On October 1, 2004, Foster Wheeler Ltd. issued a press release announcing the election of C. Creel, Roger L. Heffernan, Harry P. Rekas, and David M. Sloan as directors of Foster Wheeler Ltd., which is attached as Exhibit 99.1 hereto and incorporated by reference.
Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits.
99.1 Press Release, dated October 1, 2004, issued by Foster Wheeler Ltd.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.
DATE: October 1, 2004	By:	/s/ LISA FRIES GARDNER Lisa Fries Gardner Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated October 1, 2004, issued by Foster Wheeler Ltd.

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TABLE OF CONTENTS
SIGNATURE
EXHIBIT INDEX